UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                           December 13, 2001
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               Date of Report (date of earliest event reported

Commission File Number 1-9789
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                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                                     04-2985631
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(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

       40 North Avenue, Burlington, Massachusetts, 01803-3391
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        (Address of principal executive offices and zip code)

                            (781) 229-7896
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         (Registrant's telephone number, including area code:)





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

Exhibit No.        Description
99               Press Release


ITEM 9.  REGULATION FD DISCLOSURE

On December 13, 2001, Tech/Ops Sevcon, Inc. announced a reduction in the rate of quarterly dividend to $.09 per share as set out in the press release attached hereto as Exhibit 99.







                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tech/Ops Sevcon, Inc.,  Registrant
December 14, 2001
                                        /s/ Paul A McPartlin
                                        Paul A McPartlin, Vice President,
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)


EXHIBIT 99
PRESS RELEASE

TECH/OPS SEVCON ANNOUNCES LOWER DIVIDEND

Burlington, Mass., December 13, 2001. Tech/Ops Sevcon, Inc. (AMEX symbol TO) declared a quarterly cash dividend of $.09 per share for the first quarter of fiscal 2002. The dividend will be paid on January 17, 2002 to stockholders of record on December 28, 2001.

The Board of Directors has concluded that, in the present uncertain economic climate, it is in the best interest of the Company and its stockholders to reduce the dividend by half, at this time, to improve the Company's cash flow and conserve cash resources.